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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of June 7, 2000 by and among (i) Kana Communications, Inc., a Delaware corporation (the "COMPANY"), (ii) each person listed on Exhibit A attached hereto (collectively, the "INITIAL INVESTORS" and each individually, an "INITIAL INVESTOR"), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 12 hereof (collectively, the "INVESTOR PERMITTED TRANSFEREES" and each individually an "INVESTOR PERMITTED TRANSFEREE").

     WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, 2,500,000 shares (the "PURCHASED SHARES") of the Company's common stock, $0.001 par value per share (the "COMMON STOCK"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Initial Investors (the "STOCK PURCHASE AGREEMENT"); and

     WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Initial Investors to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

        "BOARD" shall mean the board of directors of the Company.

        "CLOSING" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

        "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

        "INVESTORS" shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; PROVIDED, HOWEVER, that the term "INVESTORS" shall not include any of the Initial Investors or any of the Investor Permitted Transferees that ceases to own or hold any Purchased Shares.

        "MAJORITY HOLDERS" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

        "QUALIFYING HOLDER" shall have the meaning ascribed thereto in Section 12 hereof.


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         "REGISTRABLE SHARES" shall mean the Purchased Shares, PROVIDED,
HOWEVER, such term shall not, after the Mandatory Registration Termination Date (as defined below), include any of the Purchased Shares that become or have become eligible for resale without restriction pursuant to Rule 144(k) or pursuant to Regulation S.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

         "SEC" shall mean the Securities and Exchange Commission.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2. EFFECTIVENESS; TERMINATION. This Agreement shall become effective and legally binding only if the Closing occurs. This Agreement shall terminate and be of no further force or effect, automatically and without any action being required of any party hereto, upon the termination of the Stock Purchase Agreement pursuant to Section 7 thereof.

     3.  MANDATORY REGISTRATION.

         (a) Within twenty (20) days after the Closing, the Company will prepare and file with the SEC a registration statement on Form S-1 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "REGISTRATION STATEMENT"). The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use reasonable efforts to cause the Registration Statement to become effective as soon as practicable. The Company shall be required to keep the Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold under a Registration Statement or (ii) the second anniversary of the Closing, subject to extension as set forth below (such date is referred to herein as the "MANDATORY REGISTRATION TERMINATION DATE"); provided, however, that the Company shall be permitted to withdraw the Registrable Shares and re-register the Registration Statement on Form S-3 at such time as such form becomes available to the Company. Following the Mandatory Registration Termination Date, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto). In the event the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) is delayed or suspended pursuant to Sections 5(c) or 11 hereof, the Company shall be required to extend the Mandatory Registration Termination Date beyond the second anniversary of the Closing by the same number of days as such delay or Suspension Period (as defined in Section 11 hereof).

         (b) The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

         (c) If the Registration Statement has not been filed on or prior to 20 days following the Closing, the Company shall pay to each Investor, as stipulated damages intended by the parties to compensate the Investors in part for the incremental costs and investment risks

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associated with holding any of the Registrable Shares as restricted securities, a fee (the "LATE REGISTRATION FEE") for each day of such delay equal to 0.0333% of the purchase price paid by such Investor for all Shares held by such Investor on such day. The Company shall pay to each Investor the Late Registration Fee in cash on the earlier of either (a) the end of each 30-day period of such delay, or (b) the effective date of the Registration Statement. Nothing herein shall limit any Investor's right to pursue actual damages for the Company's failure to file or delay in filing the Mandatory Registration Statement in accordance with the terms of this Agreement.

         (d) The Company shall take all commercially reasonable action required to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 under the Securities Act as expeditiously as reasonably possible to enable the registration of the Registrable Shares. As soon as practicable following the date on which the Company meets such requirements, the Company shall file an amendment to the Registration Statement to cause such Registration Statement to be on Form S-3.

     4.  "PIGGYBACK" REGISTRATION RIGHTS.

         (a) If, and provided that the Registration Statement is currently not effective, and the Registrable Shares are not then tradeable without restriction under Rule 144(k), the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors holding Registrable Shares written notice of its intent to do so. Upon the written request of any such Investor given within 20 days after the giving of any such notice by the Company, the Company shall use reasonable efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered; PROVIDED that (i) the number of Registrable Shares proposed to be sold by such selling Investor is equal to at least seventy-five percent (75%) of the total number of Registrable Shares then held by such participating selling Investor, (ii) such selling Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and (iii) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising demand registration rights pursuant to any other agreement with the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of such selling Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising demand or piggyback registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of such selling Investor shall be as provided in Section 4(b) hereof.

         (b) If a registration pursuant to Section 4(a) hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then,

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notwithstanding anything in Section 4(a) to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by stockholders of the Company that have exercised piggyback registration rights, including the Investors, PRO RATA among such holders on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

         (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 4 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

     5. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 and 4 hereof to file the Registration Statement with the SEC and to use its best efforts to cause the Registration Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

         (b) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 5(a) above) as the selling Investors may reasonably request in order to facilitate the disposition of such selling Investors' Registrable Shares;

         (c) Notify the selling Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each selling Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; PROVIDED that upon such notification by the Company, the selling Investors will not offer or sell Registrable Shares until the Company has notified the selling Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood

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and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 5(c) and deliver copies of same as above provided in Section 5(b) hereof); and

         (d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters, if any, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and PROVIDED FURTHER that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their PRO RATA share of such qualification expenses.

         (e) On or before the tenth trading day after the date of this Agreement, the Company shall secure the listing of the Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Investor owns any of the Shares, will maintain such listing of the Shares. The Company shall use its best efforts to obtain and, so long as any Investor owns any of the Shares, maintain the listing and trading of its Common Stock on the Nasdaq National Market and shall comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges, as applicable. Until an Investor transfers, assigns or sells all of the Shares owned by it, the Company will promptly provide to such Investor copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on Nasdaq or other principal exchange or quotation system on which the Common Stock is listed or traded.

         (f) The Company shall not make any offers or sales of any security (other than the Shares) under circumstances that would cause the offering of the Shares to be integrated with any other offering of securities by the Company (i) for purpose of any stockholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

         (g) The Company shall make available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by any Investor or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, employees and independent accountants to supply all information reasonably requested by any Investor or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

         (h) The Company shall permit counsel to any Investor to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the

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SEC, and not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company's counsel. The sections of any such Registration Statement including information with respect to the Investors, the Investors' beneficial ownership of securities of the Company or the Investors' intended method of disposition of Registrable Securities must conform to the information provided to the Company by the Investors.

     6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

     7. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of one counsel for the Investors and counsel for the Company, shall be borne by the Company.

     8. DELAY OF REGISTRATION. The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

     9.  INDEMNIFICATION AND CONTRIBUTION.

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any investment banking firm acting as an underwriter for the selling Investors, any broker/dealer acting on behalf of any selling Investors and each officer and director of such selling Investor, such underwriter, such broker/dealer and each person, if any, who controls such selling Investor, such underwriter or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such selling Investor, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or

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final prospectus relating thereto or any amendments or supplements to the
Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by the selling Investors, any underwriter for them or controlling person with respect to them.

         (b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any investment banking firm acting as underwriter for the Company or the selling Investors, or any broker/dealer acting on behalf of the Company or any selling Investors, and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter, or broker/dealer or such other selling Investor may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, broker/dealer or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the liability of each selling Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such selling Investor from the sale of Registrable Shares covered by the Registration Statement, and PROVIDED, FURTHER, HOWEVER, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such

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defense with its own counsel and at its own expense, PROVIDED, HOWEVER, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 9.

         (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

         (e) In order to provide for just and equitable contribution, if a claim for indemnification pursuant to this Section 9 is made but it is found in a final judgment of a court of competent jurisdiction (not subject to further appeal) that such indemnification my not be enforced in such case, even though the express provisions hereof provided for indemnification in such case, then the Company, on the one hand, and any Investor, on the other hand, shall contribute to the losses, claims, damages, liabilities or costs to which the indemnified persons may be subject (i) in such proportion as in appropriate to reflect the relative benefits received by the indemnifying party and the indemnified parties in connection with the offering of the Registrable Shares, and (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified parties in connection with the actions which resulted in any such losses, claims, liabilities or costs, as well as any other relevant equitable considerations. The benefits received by the Company in connection with the offering of the Registrable Shares shall be deemed to be the net proceeds (before deducting expenses) from the offering of the Registrable Shares received by the Company and the benefits received by each Investor from the offering of the Registrable Shares shall be deemed to be the difference between (x) the net amount of proceeds received by such Investor from the sale of Registrable Shares pursuant to the Registration Statement, MINUS (y) the purchase price paid by such Investor for such Registrable Shares. The relative fault of such indemnifying party and indemnified parties shall be determined with reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnifed parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities or costs referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceedings. Notwithstanding the foregoing, in no event shall any Investor's aggregate liability under this Section 9 exceed the difference between (x) the net amount of proceeds received by such Investor from the sale of Registrable Shares pursuant to the Registration Statement, MINUS (y) the purchase price paid by such Investor for such Registrable Shares.

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     10.  REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Purchased Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Purchased Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Purchased Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

     11.  DEFERRAL AND LOCK-UP.

         (a) Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 75 days in any 12 month period after delivery by the Company of the certificate referred to above in this Section 11. During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto).

     12. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as EXHIBIT B hereto. For purposes of this Section 12, the term "QUALIFYING HOLDER" shall mean, with respect to any Investor, (i) any partner thereof, (ii) any corporation, partnership controlling, controlled by, or under common

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control with, such Investor or any partner thereof, or (iii) any other direct transferee from such Investor of at least 50% of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

     13. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

     14.  MISCELLANEOUS.

         (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company.

         (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of California, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, PROVIDED that the terms and conditions of Section 12 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Purchased Shares PROVIDED that the terms and conditions of Section 12 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Purchased Shares, all of such Investor's rights under this Agreement shall immediately terminate.

         (c) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "CORRESPONDENCE") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

             (ii) All correspondence to the Company shall be addressed as follows:

                                    Kana Communications, Inc.
                                    740 Bay Road
                                    Redwood City, CA  94063
                                    Attention:  General Counsel
                                    Telecopier: (650) 474-8507

               with a copy to:

                                    Brobeck, Phleger & Harrison LLP
                                    Two Embarcadero Place
                                    2200 Geng Road

                                    Palo Alto, CA  94303
                                    Attention:  David A. Makarechian, Esq.
                                    Telecopier:  (650) 496-2885

             (iii) All correspondence to any Investor shall be sent to such Purchaser at the address set forth in EXHIBIT A.

         (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

         (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

         (f) This Agreement may be executed in a number of counterparts, an of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                  THE COMPANY:

                                  KANA COMMUNICATIONS, INC.
                                  a Delaware corporation


                                  By: /S/ MICHAEL J. MCCLOSKEY
                                     ------------------------------------------
                                     Name: MICHAEL J. MCCLOSKEY
                                     Title:  CHIEF EXECUTIVE OFFICER

                                   THE INITIAL INVESTORS:


                                   GALLEON TECHNOLOGY PARTNERS I, L.P.


                                   By:  /S/  THOMAS E. FERNANDEZ
                                      -----------------------------------------
                                      Name:    THOMAS E. FERNANDEZ
                                      Title:   CHIEF OPERATING OFFICER


                                   GALLEON TECHNOLOGY PARTNERS II, L.P.


                                   By:  /S/  THOMAS E. FERNANDEZ
                                      -----------------------------------------
                                      Name:    THOMAS E. FERNANDEZ
                                      Title: CHIEF OPERATING OFFICER


                                   GALLEON TECHNOLOGY OFFSHORE, LTD.


                                   By:  /S/  THOMAS E. FERNANDEZ
                                      -----------------------------------------
                                      Name:    THOMAS E. FERNANDEZ
                                      Title: CHIEF OPERATING OFFICER


                                   GALLEON NEW MEDIA PARTNERS, L.P.


                                   By:  /S/  THOMAS E. FERNANDEZ
                                      -----------------------------------------
                                      Name:    THOMAS E. FERNANDEZ
                                      Title: CHIEF OPERATING OFFICER


                                   GALLEON NEW MEDIA OFFSHORE, LTD.


                                   By:  /S/  THOMAS E. FERNANDEZ
                                      -----------------------------------------
                                      Name:    THOMAS E. FERNANDEZ
                                      Title: CHIEF OPERATING OFFICER

                                   PUTNAM VOYAGER FUND II
                                   PUTNAM FUNDS TRUST - PUTNAM NEW
                                     CENTURY GROWTH FUND
                                   PUTNAM INVESTMENT FUNDS - PUTNAM
                                     WORLDWIDE EQUITY FUND
                                   PUTNAM OTC AND EMERGING GROWTH FUND
                                   PUTNAM VARIABLE TRUST - PUTNAM VT OTC
                                     AND EMERGING GROWTH FUND
                                   PUTNAM NEW OPPORTUNITIES FUND
                                   PUTNAM VARIABLE TRUST - PUTNAM VT NEW
                                     OPPORTUNITIES FUND

                                   BY PUTNAM INVESTMENT MANAGEMENT, INC.


                                   By:  /S/  JOHN R. VERANI
                                      -----------------------------------------
                                      Name:   JOHN R. VERANI
                                      Title:  SENIOR VICE PRESIDENT


                                   PUTNAM WORLD TRUST II-PUTNAM EMERGING
                                     INFORMATION SCIENCES TRUST
                                   CISALPINA/PUTNAM USA OPPORTUNITIES FUND
                                   PUTNAM WORLD TRUST II-PUTNAM NEW
                                     OPPORTUNITIES
                                     (U.S. AGGRESSIVE GROWTH EQUITY FUND)

                                   BY THE PUTNAM ADVISORY COMPANY, INC.


                                   By:  /S/  JOHN R. VERANI
                                      -----------------------------------------
                                      Name:  JOHN R. VERANI
                                      Title:  SENIOR VICE PRESIDENT


                                   DWS INVESTMENTS


                                   By:  /S/  ANDREAS KRAFT
                                      -----------------------------------------
                                   Name:  ANDREAS KRAFT
                                   Title:   SENIOR FUND MANAGER

                                   METZLER INVESTMENTS


                                   By:  /S/  KLAUS HAGEDORN
                                      -----------------------------------------
                                      Name:  KLAUS HAGEDORN
                                      Title:  DIRECTOR